THE RBB FUND, INC.

US Treasury 10 Year Note ETF | (Nasdaq: UTEN)

US Treasury 2 Year Note ETF | (Nasdaq: UTWO)

US Treasury 12 Month Bill ETF | (Nasdaq: OBIL)

US Treasury 3 Month Bill ETF | (Nasdaq: TBIL)

(each a “Fund” and collectively, the “Funds”)

Supplement dated February 17, 2023

to the Prospectus and Statement of Additional Information dated December 31, 2022

F/m Investments, LLC d/b/a North Slope Capital, LLC (“F/m” or the “Adviser”) provided investment advisory services to the Funds pursuant to an investment advisory agreement between The RBB Fund, Inc. (the “Company”), on behalf of each Fund, and F/m (the “Original Agreement”).

Pursuant to the terms of an acquisition agreement between F/m Acceleration, LLC (“F/m Acceleration”), a parent company of F/m, and Diffractive Managers Group, LLC (“Diffractive”), a multi-boutique asset management company, Diffractive acquired all of the asset and liabilities of F/m Acceleration (the “Acquisition”) on January 31, 2023 (the “Closing Date”). The new ownership structure of the Adviser resulting from the Acquisition is not expected to result in any significant changes for existing shareholders of the Funds. The Adviser’s personnel who provided services to the Funds under the Original Agreement continue to do so following the Acquisition. Under the federal securities laws, however, a change in ownership of this type causes the Original Agreement to automatically terminate. Accordingly, a new investment advisory agreement between the Company, on behalf of each Fund, and the Adviser (the “New Agreement”) will be proposed for approval by each Fund’s shareholders.

To avoid disruption of the Funds’ investment management program, on January 27, 2023, the Board of Directors of the Company (“Board”) approved an interim investment advisory agreement between the Company, with respect to each Fund, and the Adviser (the “Interim Agreement”), which will be effective for up to 150 days following the Closing Date. The terms of the Interim Agreement are the same as those of the Original Agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences. The management fees payable by the Funds under the Interim Agreement are the same as those under the Original Agreement.

In order for the Adviser to continue serving as each Fund’s investment adviser following the expiration of the Interim Agreement, the Company is required to obtain the approval by the shareholders of the Fund of the New Agreement. The terms of the New Agreement are materially the same as the terms of the Original Agreement. The Board has approved the New Agreement, which will become effective if approved by each Fund’s shareholders and will replace the Interim Agreement upon its effectiveness. If the New Agreement is not approved by each Fund’s shareholders, then the Board will consider other alternatives.

The Board will call a special meeting of shareholders of the Funds for the purpose of voting on a proposal to approve the New Agreement. Additional information regarding the special meeting will be contained in a proxy statement to be mailed to shareholders in advance of the special meeting.

Please keep this Supplement with your records.